SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2004

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(exact name of registrant as specified in its charter)

Commission File Number:

1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of Principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 13, 2004, the Company announced its intention to offer up to $200,000,000 aggregate principal amount of senior subordinated notes in a private offering (the “Offering”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In connection with the Offering by the Company, the Company is providing the following information in compliance with Regulation FD.

Revision of Financial Statements Related to Discontinued Operations

On May 24, 2004, the Company had completed the sale of a group of its Life Science Division’s assets and transferred certain liabilities that comprise a substantial portion of the Company’s confocal microscopy product line (the “Microscopy Line”) to Carl Zeiss Jena GMBH for approximately $19.8 million (the “Sale”). As a result of the Sale, the Microscopy Line was presented as a discontinued operation in the Company’s interim financial statements for the three months and six months ended June 30, 2004 included in its quarterly report on Form 10-Q. In connection with the Company’s offering of up to $200,000,000 aggregate principal amount of senior subordinated notes to be issued in a private offering, the Company reissued its 2003, 2002 and 2001 consolidated financial statements. The reissued financial statements present the results of the operations of the Microscopy Line as a discontinued operation in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The consolidated financial statements for the years ended December 31, 2003 and 2002 have been audited by Deloitte & Touche LLP who has reissued their report dated March 10, 2004 (December 13, 2004 as to the effects of the discontinued operation discussed in Note 17). Financial statements for the year ended December 31, 2001 have not been audited. Such financial statements were derived by the Company from consolidated financial statements which were audited by Arthur Andersen LLP which has since ceased operations. The unaudited consolidated financial statements for the one year period ended December 31, 2001 have been prepared in accordance with accounting principles generally accepted in the United States of America.

The Company has presented in Exhibits 99.2, 99.3, 99.4 and 99.5 attached to this Form 8-K the following information giving effect to each of the Revision of Financial Statements Related to Discontinued Operations, and in each case for the two year period ended December 31, 2003 and the one year period ended December 31, 2001: (i) Selected Financial Data; (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations; (iii) Consolidated Financial Statements as of December 31, 2003 and 2002 and for the two year period then ended; and (iv) Unaudited Consolidated Financial Statements as of and for the twelve month period ended December 31, 2001 (together, the “Restated Data”). The Restated Data are each filed as Exhibits to this Form 8-K and are incorporated herein by reference.

The updated financial information included as exhibits to this Form 8-K reclassifies the results of these discontinued operations in the Company’s financial statements for each of the years ended December 31, 2003, 2002 and 2001. The exhibits update Item 8, “Financial Statements and Supplementary Data” included in the Form 10-K. The reclassification has no effect on the Company’s reported net income (loss).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.1	Press Release of Bio-Rad Laboratories, Inc., dated December 13, 2004

99.2	Selected Financial Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Consolidated Financial Statements as of December 31, 2003 and 2002 and for the two year period then ended

99.5	Unaudited Consolidated Financial Statements as of and for the twelve month period ended December 31, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: December 13, 2004	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.1	Press Release of Bio-Rad Laboratories, Inc., dated December 13, 2004

99.2	Selected Financial Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Consolidated Financial Statements as of December 31, 2003 and 2002 and for the two year period then ended

99.5	Unaudited Consolidated Financial Statements as of and for the twelve month period ended December 31, 2001